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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1997 appearing on page 27 of Omnicare, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1996.

                                                        /s/ Price Waterhouse LLP

                                                        PRICE WATERHOUSE LLP

Cincinnati, Ohio.
February 5, 1998